Exhibit 99.2

                             [GRAPHIC APPEARS HERE]

                                      First Quarter 2005 Earnings Call & Webcast
                                                       Thursday, April 28th 2005

                            Delivering Dependable Monthly Income
[LOGO OF AMREIT]            Through Irreplaceable Corners(TM)

STRONG AND FLEXIBLE BUSINESS MODEL

                                                          [GRAPHIC APPEARS HERE]

                          .   AMEX: AMY
[GRAPHIC APPEARS HERE]    .   20-Year history
                          .   33% total 2004 shareholder returns

                          .   Irreplaceable Corner(TM) shopping centers
    REIT Portfolio        .   High barriers to entry
                          .   Texas & Southwest

    REOD Business         .   Fully integrated and wholly owned
                          .   Management fees and asset gains flow back to REIT

                          .   NASD registered
 Securities  Business     .   Flexible capital structure
                          .   Controlled daily capital flow to REIT and
                              Partnerships

  Retail Partnership      .   Advisory fees flow to REIT
       Business           .   Profit participation for REIT
                          .   Expands real estate relationships

2                GOOD Things Happen on GREAT Real Estate(TM)    [LOGO OF AMREIT]

Good Things Happen
               on Great Real Estate(TM)...

   2005 Goals

   .    8-14% FFO growth per share

   .    $200M total asset growth in 12-18 months

   .    Raise $125-$150M for REIT and $35M in private equity

   .    Sell non-core assets and remain below 55% leveraged

3                GOOD Things Happen on GREAT Real Estate(TM)    [LOGO OF AMREIT]

What Drives Our Growth?


                             [GRAPHIC APPEARS HERE]


                                    Our Goal:

                   To become the leading company in generating
                      dependable increasing monthly income

4                GOOD Things Happen on GREAT Real Estate(TM)    [LOGO OF AMREIT]

What Differentiates Our Structure?

                                                          [GRAPHIC APPEARS HERE]

   .    Disciplined focus on Irreplaceable Corners(TM)

   .    Internal capital raising ability

   .    Ability to capture income from retail partnership funds

5                GOOD Things Happen on GREAT Real Estate(TM)    [LOGO OF AMREIT]

First Quarter '05 Financial Highlights

   .    Net Loss of $0.08 per class A share

           - Compared to a Net Loss of $0.40 in 1Q04

   .    FFO of $0.13 per class A share

          -  On track with annual target of $0.68-$0.72 per class A share

   .    Dividend paid of $0.124 per class A share

          -  Represents annualized yield of 6.1%

   .    Raised ~$20 million in non-traded class D shares

6                GOOD Things Happen on GREAT Real Estate(TM)    [LOGO OF AMREIT]

1Q Net Income Contribution

Total Net Income: $1.36M

..  $1.24M
   REIT Portfolio

..  $213,000
   Real Estate Operating & Development Business

..  $(153,000)
   Securities Business

..  $80,000
   Retail Partnership Business

7                GOOD Things Happen on GREAT Real Estate(TM)    [LOGO OF AMREIT]

Disclaimer

        Statements included in this presentation that state the company's or management's intentions, hopes, beliefs, expectations or predictions of the future are "forward-looking" statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which, by their nature, involve known and unknown risks and uncertainties. The company's actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the company's regulatory filings with the Securities and Exchange Commission for information or factors which may impact the company's performance.

8                GOOD Things Happen on GREAT Real Estate(TM)    [LOGO OF AMREIT]

                                   Contact Us

              H. KERR TAYLOR
              Chairman & CEO
            ktaylor@amreit.com

                CHAD BRAUN
          Chief Financial Officer               [PICTURE APPEARS HERE]
             cbraun@amreit.com

               ROBYN WALDEN
          VP Investor Relations
            rwalden@amreit.com

              www.amreit.com

              1-800-888-4400

9                GOOD Things Happen on GREAT Real Estate(TM)    [LOGO OF AMREIT]